Exhibit 99.01

Contacts:	Investors	Media
	Jessica Kourakos	Holly Anderson
	Intuit Inc.	Intuit Inc.
	(650) 944-5401	(650) 944-3992
	Jessica_Kourakos@intuit.com	Holly_Anderson@intuit.com

Intuit’s Third-Quarter Revenue Climbs 20 Percent

      MOUNTAIN VIEW, Calif. — May 18, 2005 — Intuit Inc. (Nasdaq: INTU) today announced its third-quarter 2005 revenue increased 20 percent over the year-ago quarter to $849.5 million from $709.8 million.

      “This was an outstanding quarter for Intuit,” said Steve Bennett, Intuit’s president and chief executive officer. “Revenue and profits were significantly higher than last year’s third quarter — largely driven by an outstanding consumer tax season and another great quarter for QuickBooks.”

Third-Quarter 2005 Financial Highlights

•	GAAP (Generally Accepted Accounting Principles) net income was $300.5 million, up 14 percent from $264.0 million in the year-ago quarter. GAAP diluted earnings per share (EPS) was $1.61, up 21 percent from $1.33 in the year-ago quarter.

•	Intuit had non-GAAP net income of $289.9 million, up 21 percent from $238.8 million in the year-earlier period. Non-GAAP diluted EPS was $1.55, up 29 percent from $1.20 in the year-earlier period.

Third-Quarter 2005 Business Portfolio and Segment Results

•	Consumer Tax revenue was $419.0 million, up 22 percent from the year-ago quarter.

•	QuickBooks-Related revenue was $196.6 million, up 16 percent from the year-ago quarter.

•	Professional Tax revenue was $99.8 million, up 21 percent from the year-ago quarter.

•	Intuit-Branded Small Business revenue was $71.0 million, up 9 percent from the year-ago quarter.

•	Other Businesses revenue was $63.1 million, up 32 percent from the year-ago quarter. This segment includes Quicken and Canada.

Company Plans to Sell Information Technology Solutions Business

      Intuit said it has decided to sell its Information Technology Solutions (ITS) business, which sells Track-It! software.

      “The market for our ITS business has changed,” said Bennett. “As a result, ITS would require much greater focus and additional investments to be accretive to Intuit’s revenue growth rate in the future. We’ve identified better investment opportunities in our core businesses.”

      Intuit’s ITS has contributed $42.3 million in revenue in the first three quarters of fiscal 2005 and $0.05 in GAAP fully diluted EPS and $0.06 in non-GAAP fully diluted EPS.

      While ITS performance is included in the results Intuit reported today and will be included in its upcoming Form 10-Q, it will be treated as a discontinued business in future financial filings, as required. As a result, Intuit did not include past or future results from ITS when it developed non-GAAP fourth-quarter and fiscal year 2005 guidance, but has included it in GAAP EPS guidance in accordance with accounting rules.

Forward-Looking Guidance for Fiscal 2005

Intuit’s guidance for fiscal 2005 is unchanged except for the exclusion of results from its ITS business:

•	Revenue of $2.005 to $2.020 billion, or year-over-year growth of 11-12 percent.

•	Non-GAAP operating income of $535 million to $545 million, or year-over-year growth of 18 percent to 20 percent. GAAP operating income of $508 million to $518 million.

•	Non-GAAP diluted EPS of $1.96 to $1.99, or year-over-year growth of 23 percent to 25 percent. GAAP diluted EPS of $2.02 to $2.05.

Forward-Looking Guidance for Fourth-Quarter 2005

Except for the exclusion of ITS, fourth-quarter guidance remains the same:

•	Revenue of $270 million to $285 million, or year-over-year growth of 5 percent to 10 percent.

•	Non-GAAP operating loss of $35 million to $45 million. GAAP operating loss of $42 million to $52 million.

•	Non-GAAP EPS of a loss of 9 cents to 12 cents. GAAP EPS loss of 9 cents to 12 cents.

Conference Call Scripts, Webcast and Conference Call Information

      A live audio webcast of Intuit’s third-quarter conference call is available at http://www.intuit.com/about_intuit/investors/webcast_events.html. The call begins today at 1:30 p.m. (PDT). The replay of the audio webcast will remain on Intuit’s Web site for one week after the conference call. Intuit has posted to its Web site this press release, including the attached tables and non-GAAP to GAAP reconciliations. It will post the conference call script to the Web site shortly after the conference call concludes.

      The conference call number is (866) 814-1914 in the United States and (703) 639-1358 from international locations. No reservation or access code is needed. A replay of the call will be available for one week by calling (888) 266-2081 in the United States and (703) 925-2533 from international locations. The access code is 702596.

Intuit, the Intuit logo, Quicken and QuickBooks, among others, are registered trademarks and/or registered service marks of Intuit Inc. in the United States and other countries.

About non-GAAP financial measures
Intuit’s management believes that the non-GAAP financial measures it uses provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year.

Non-GAAP operating income excludes acquisition-related charges, such as amortization of intangibles and impairment charges, as well as amortization of purchased software and charges for purchased research and development. Non-GAAP net income and diluted earnings per share exclude discontinued operations, gains and losses on marketable securities and other investments, as well as the tax effects of these transactions. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and likely are different from non-GAAP financial measures used by other companies. The accompanying tables and fact sheet have more details on Intuit’s historical performance and financial projections, the GAAP financial measures that are most directly comparable to Intuit’s non-GAAP financial measures, and the reconciliation of non-GAAP financial measures to GAAP.

Cautions About Forward-Looking Statements
This press release contains forward-looking statements, including forecasts of our expected financial results. All of the statements under the headings “Forward-Looking Guidance for Fiscal 2005,” and “Forward-Looking Guidance for Fourth-Quarter 2005” are forward-looking statements. A number of risks and uncertainties may cause our actual results to differ materially from our expressed expectations. Some of the important factors that could cause our results to differ include the following: our revenue, profitability and market position can be negatively impacted in an unpredictable manner due to product introductions and price competition from our competitors, including competition from Microsoft, which recently announced its intention to target small business customers with accounting software and associated services, and governmental encroachment in our tax businesses; our participation in the Free File Alliance may result in lost revenue due to potential customers filing free federal returns and electing not to pay for state filing or other services and cannibalization of our traditional paid franchise; our revenue and earnings are highly seasonal and the timing of our revenue between quarters is difficult to predict which may cause significant quarterly fluctuations in our financial results; predicting tax-related revenues is challenging due to the heavy concentration of activity in a short time period; revenue growth for some of our products is slowing and we must successfully introduce new products and services to meet our growth and profitability objectives; our new product offerings may not succeed or they may negatively impact our profitability if customers elect to purchase lower-priced simplified offerings instead of our higher priced offerings; we have implemented new information systems and any problems with these new systems could interfere with our ability to ship and deliver products and gather information to effectively manage our business; litigation involving intellectual property, antitrust, shareholder and other matters may increase our costs; and our failure to maintain reliable and responsive service levels for our offerings could cause us to lose customers and negatively impact our revenues and profitability. More details about these and other risks that may impact our business are included in our Form 10-K for fiscal 2004 and in subsequent Form 10-Q, and other SEC filings. You can locate these reports through our website at http://www.intuit.com/about_intuit/investors. We do not undertake any duty to update the information in this press release except as otherwise required by law.

Table A1
INTUIT INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	April 30,	April 30,	April 30,	April 30,
	2005	2004	2005	2004
Net revenue:
Product	$422,199	$372,081	$1,087,077	$1,037,984
Service	408,566	320,068	640,170	495,037
Other	18,740	17,689	50,887	49,510

Total net revenue	849,505	709,838	1,778,134	1,582,531

Costs and expenses:
Cost of revenue:
Cost of product revenue	45,044	46,897	139,193	144,487
Cost of service revenue	50,126	42,057	137,478	118,265
Cost of other revenue	7,951	5,961	20,529	19,507
Amortization of purchased assets [B]	3,354	3,354	10,147	9,833
Selling and marketing	163,064	143,525	474,184	445,209
Research and development	79,422	70,548	232,272	213,826
General and administrative	70,508	43,792	178,722	134,715
Acquisition-related charges [C]	3,970	6,152	12,586	18,444

Total costs and expenses	423,439	362,286	1,205,111	1,104,286

Income from continuing operations	426,066	347,552	573,023	478,245
Interest and other income	5,802	4,767	12,841	19,427
Gains on marketable securities and other investments, net	124	107	342	344

Income from continuing operations before income taxes	431,992	352,426	586,206	498,016
Income tax provision [D]	131,485	88,140	179,326	137,712

Net income from continuing operations	300,507	264,286	406,880	360,304
Net loss from discontinued operations, net of income taxes [E]	—	(253)	(5,257)	(1,170)

Net income	$300,507	$264,033	$401,623	$359,134

Basic net income per share from continuing operations	$1.64	$1.36	$2.19	$1.83
Basic net loss per share from discontinued operations	—	—	(0.03)	(0.01)

Basic net income per share	$1.64	$1.36	$2.16	$1.82

Shares used in basic per share amounts	183,422	194,517	186,062	196,976

Diluted net income per share from continuing operations	$1.61	$1.33	$2.14	$1.78
Diluted net loss per share from discontinued operations	—	—	(0.02)	—

Diluted net income per share	$1.61	$1.33	$2.12	$1.78

Shares used in diluted per share amounts	186,887	198,748	189,808	202,113

See accompanying Notes.

Table A2
INTUIT INC.
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	April 30,	April 30,	April 30,	April 30,
	2005	2004	2005	2004
Net revenue:
Product	$422,199	$372,081	$1,087,077	$1,037,984
Service	408,566	320,068	640,170	495,037
Other	18,740	17,689	50,887	49,510

Total net revenue	849,505	709,838	1,778,134	1,582,531

Costs and expenses:
Cost of revenue:
Cost of product revenue	45,044	46,897	139,193	144,487
Cost of service revenue	50,126	42,057	137,478	118,265
Cost of other revenue	7,951	5,961	20,529	19,507
Selling and marketing	163,064	143,525	474,184	445,209
Research and development	79,422	70,548	232,272	213,826
General and administrative	70,508	43,792	178,722	134,715
Total costs and expenses	416,115	352,780	1,182,378	1,076,009

Income from operations	433,390	357,058	595,756	506,522
Interest and other income	5,802	4,767	12,841	19,427

Income before income taxes	439,192	361,825	608,597	525,949
Income tax provision	149,325	123,021	206,923	178,823

Net income	$289,867	$238,804	$401,674	$347,126

Basic net income per share	$1.58	$1.23	$2.16	$1.76

Shares used in basic per share amounts	183,422	194,517	186,062	196,976

Diluted net income per share	$1.55	$1.20	$2.12	$1.72

Shares used in diluted per share amounts	186,887	198,748	189,808	202,113

The non-GAAP financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not prepared in accordance with GAAP and likely are different from non-GAAP financial measures used by other companies. Intuit’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year. See Tables B1 and B2 for reconciliations of these non-GAAP financial measures to GAAP.

Table B1
INTUIT INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS [A]-[E]
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended				Three Months Ended
	April 30, 2005				April 30, 2004
	Non-				Non-
	GAAP	Adjmts	[A]	GAAP	GAAP	Adjmts	[A]	GAAP
Net revenue:
Product	$422,199	$—		$422,199	$372,081	$—		$372,081
Service	408,566	—		408,566	320,068	—		320,068
Other	18,740	—		18,740	17,689	—		17,689

Total net revenue	849,505	—		849,505	709,838	—		709,838

Costs and expenses:
Cost of revenue:
Cost of product revenue	45,044	—		45,044	46,897	—		46,897
Cost of service revenue	50,126	—		50,126	42,057	—		42,057
Cost of other revenue	7,951	—		7,951	5,961	—		5,961
Amortization of purchased assets	—	3,354	[B]	3,354	—	3,354	[B]	3,354
Selling and marketing	163,064	—		163,064	143,525	—		143,525
Research and development	79,422	—		79,422	70,548	—		70,548
General and administrative	70,508	—		70,508	43,792	—		43,792
Acquisition-related charges	—	3,970	[C]	3,970	—	6,152	[C]	6,152

Total costs and expenses	416,115	7,324		423,439	352,780	9,506		362,286

Income from continuing operations	433,390	(7,324)		426,066	357,058	(9,506)		347,552
Interest and other income	5,802	—		5,802	4,767	—		4,767
Gains on marketable securities and other investments, net	—	124		124	—	107		107

Income from continuing operations before income taxes	439,192	(7,200)		431,992	361,825	(9,399)		352,426
Income tax provision	149,325	(17,840)	[D]	131,485	123,021	(34,881)	[D]	88,140

Net income from continuing operations	289,867	10,640		300,507	238,804	25,482		264,286
Net loss from discontinued operations, net of income taxes	—	—		—	—	(253)	[E]	(253)

Net income	$289,867	$10,640		$300,507	$238,804	$25,229		$264,033

Basic net income per share from continuing operations	$1.58			$1.64	$1.23			$1.36
Basic net loss per share from discontinued operations	—			—	—			—

Basic net income per share	$1.58			$1.64	$1.23			$1.36

Shares used in basic per share amounts	183,422			183,422	194,517			194,517

Diluted net income per share from continuing operations	$1.55			$1.61	$1.20			$1.33
Diluted net loss per share from discontinued operations	—			—	—			—

Diluted net income per share	$1.55			$1.61	$1.20			$1.33

Shares used in diluted per share amounts	186,887			186,887	198,748			198,748

The non-GAAP financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not prepared in accordance with GAAP and likely are different from non-GAAP financial measures used by other companies. Intuit’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year. See Notes [A] through [E] for details.

Table B2
INTUIT INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS [A]-[E]
(In thousands, except per share amounts)
(Unaudited)

	Nine Months Ended				Nine Months Ended
	April 30, 2005				April 30, 2004
	Non-				Non-
	GAAP	Adjmts	[A]	GAAP	GAAP	Adjmts	[A]	GAAP
Net revenue:
Product	$1,087,077	$—		$1,087,077	$1,037,984	$—		$1,037,984
Service	640,170	—		640,170	495,037	—		495,037
Other	50,887	—		50,887	49,510	—		49,510

Total net revenue	1,778,134	—		1,778,134	1,582,531	—		1,582,531

Costs and expenses:
Cost of revenue:
Cost of product revenue	139,193	—		139,193	144,487	—		144,487
Cost of service revenue	137,478	—		137,478	118,265	—		118,265
Cost of other revenue	20,529	—		20,529	19,507	—		19,507
Amortization of purchased assets	—	10,147	[B]	10,147	—	9,833	[B]	9,833
Selling and marketing	474,184	—		474,184	445,209	—		445,209
Research and development	232,272	—		232,272	213,826	—		213,826
General and administrative	178,722	—		178,722	134,715	—		134,715
Acquisition-related charges	—	12,586	[C]	12,586	—	18,444	[C]	18,444

Total costs and expenses	1,182,378	22,733		1,205,111	1,076,009	28,277		1,104,286

Income from continuing operations	595,756	(22,733)		573,023	506,522	(28,277)		478,245
Interest and other income	12,841	—		12,841	19,427	—		19,427
Gains on marketable securities and other investments, net	—	342		342	—	344		344

Income from continuing operations before income taxes	608,597	(22,391)		586,206	525,949	(27,933)		498,016
Income tax provision	206,923	(27,597)	[D]	179,326	178,823	(41,111)	[D]	137,712

Net income from continuing operations	401,674	5,206		406,880	347,126	13,178		360,304
Net loss from discontinued operations, net of income taxes	—	(5,257)	[E]	(5,257)	—	(1,170)	[E]	(1,170)

Net income	$401,674	$(51)		$401,623	$347,126	$12,008		$359,134

Basic net income per share from continuing operations	$2.16			$2.19	$1.76			$1.83
Basic net loss per share from discontinued operations	—			(0.03)	—			(0.01)

Basic net income per share	$2.16			$2.16	$1.76			$1.82

Shares used in basic per share amounts	186,062			186,062	196,976			196,976

Diluted net income per share from continuing operations	$2.12			$2.14	$1.72			$1.78
Diluted net loss per share from discontinued operations	—			(0.02)	—			—

Diluted net income per share	$2.12			$2.12	$1.72			$1.78

Shares used in diluted per share amounts	189,808			189,808	202,113			202,113

The non-GAAP financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not prepared in accordance with GAAP and likely are different from non-GAAP financial measures used by other companies. Intuit’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year. See Notes [A] through [E] for details.

INTUIT INC.
NOTES TO TABLES A1, B1 and B2

[A]	Tables B1 and B2 reconcile the differences between the non-GAAP financial measures, which are not prepared in accordance with generally accepted accounting principles (GAAP), and the GAAP condensed consolidated statements of operations for the three and nine months ended April 30, 2005 and 2004. Non-GAAP operating income (loss) excludes certain cost and expense line items that are in the GAAP statement of operations. For example, for the line item “acquisition-related charges,” the number in the GAAP column is subtracted out of the non-GAAP column in calculating non-GAAP operating income or loss. Eliminating cost or expense items improves non-GAAP results compared with GAAP results. Non-GAAP net income (loss) starts with non-GAAP operating income or loss and then excludes certain non-operating gains and losses that are in the GAAP statement of operations. For example, for the line item “gains on marketable securities and other investments, net” the number in the GAAP column is taken out of the non-GAAP column in calculating non-GAAP net income or loss. Eliminating loss line items improves non-GAAP results compared with GAAP results. Eliminating gain line items decreases non-GAAP results compared with GAAP results.

[B]	We amortize the value of software and other technology assets that we receive in connection with acquisitions over their estimated useful lives.

[C]	Acquisition-related charges include amortization of purchased intangible assets and deferred compensation related to acquisitions as well as impairment charges. For the three months ended April 30, 2005 and 2004, amortization of purchased intangible assets and deferred compensation was $4.0 million and $6.2 million. For the nine months ended April 30, 2005 and 2004, amortization of purchased intangible assets and deferred compensation was $12.6 million and $18.4 million. There were no impairment charges in any of those periods.

[D]	Our GAAP expected effective tax rate of 30.5% for the twelve months ending July 31, 2005 differs from the federal statutory tax rate of 35% due primarily to the net effect of the benefit received from federal research and experimental credits, tax exempt interest income, reversals of reserves related to potential income tax exposures that have been resolved, and various state tax credits offset by state taxes. Our non-GAAP expected tax rate of 34% differs from our GAAP expected tax rate because the reserve reversals did not impact our non-GAAP rate.

Our GAAP effective tax rates of 25% for the three months ended April 30, 2004 and 28% for the nine months ended April 30, 2004 differed from the federal statutory rate of 35% primarily due to the net effect of the benefit received from federal research and experimental credits, tax exempt interest income, reversals of reserves related to potential income tax exposures that have been resolved, and various state tax credits offset by state taxes. Our non-GAAP expected tax rate of 34% differs from our GAAP expected tax rate because the reserve reversals did not impact our non-GAAP rate.

[E]	On December 3, 2004 we sold our Intuit Public Sector Solutions (IPSS) business to Kintera, a California software company, for approximately $11 million. In accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long-lived Assets,” we determined that IPSS became a long-lived asset held for sale and a discontinued operation in the first quarter of fiscal 2005. Consequently, we have segregated the net assets and operating results of IPSS from continuing operations on our balance sheets, statements of operations and statements of cash flows for all periods presented. Also in accordance with SFAS 144, we discontinued the amortization of IPSS purchased intangible assets in the first quarter of fiscal 2005.

Revenue and loss before income taxes for IPSS was $3.1 million and $0.4 million for the three months ended April 30, 2004. Revenue for IPSS was $3.8 million and $9.2 million for the nine months ended April 30, 2005 and 2004. Loss before income taxes for IPSS was $0.8 million and $1.9 million for the same periods. The net loss from discontinued operations for the nine months ended April 30, 2005 included a $0.5 million loss on disposal of IPSS and an income tax provision of $4.3 million for the estimated tax payable in connection with the tax gain on the sale of IPSS.

Table C
INTUIT INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	April 30,	July 31,
	2005	2004
ASSETS
Current assets:
Cash and cash equivalents	$122,353	$27,298
Investments	1,138,043	991,971
Accounts receivable, net	141,728	90,795
Deferred income taxes	67,871	31,353
Prepaid expenses and other current assets	59,813	50,478
Current assets of discontinued operations	—	1,605

Current assets before funds held for payroll customers	1,529,808	1,193,500
Funds held for payroll customers	361,232	323,041

Total current assets	1,891,040	1,516,541

Property and equipment, net	217,801	232,654
Goodwill, net	659,589	659,137
Purchased intangible assets, net	80,345	104,966
Long-term deferred income taxes	141,903	135,711
Loans to executive officers and other employees	10,239	15,809
Other assets	27,867	17,669
Long-term assets of discontinued operations	—	13,691

Total assets	$3,028,784	$2,696,178

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$96,174	$70,124
Accrued compensation and related liabilities	119,781	133,733
Deferred revenue	210,096	219,482
Income taxes payable	227,292	22,159
Other current liabilities	155,339	83,251
Current liabilities of discontinued operations	—	5,575

Current liabilities before payroll customer fund deposits	808,682	534,324
Payroll customer fund deposits	361,232	323,041

Total current liabilities	1,169,914	857,365

Long-term obligations	17,705	16,394
Stockholders’ equity	1,841,165	1,822,419

Total liabilities and stockholders’ equity	$3,028,784	$2,696,178

Table D
INTUIT INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	April 30,	April 30,	April 30,	April 30,
(In thousands; unaudited)	2005	2004	2005	2004
Cash flows from operating activities:
Net income	$300,507	$264,033	$401,623	$359,134
Net loss from discontinued operations	—	253	5,257	1,170

Net income from continuing operations	300,507	264,286	406,880	360,304
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Depreciation	32,600	18,718	77,387	57,278
Acquisition-related charges	3,970	6,152	12,586	18,444
Amortization of purchased software	3,354	3,354	10,147	9,833
Amortization of other purchased intangible assets	2,220	1,460	5,986	4,381
Amortization of deferred compensation not related to acquisitions	1,119	1,556	4,370	4,674
(Gain) loss on disposal of property and equipment	(546)	383	(646)	2,391
Amortization of premiums and discounts on available-for-sale debt securities	2,569	3,398	8,315	9,158
Net realized (gain) loss on sales of available-for-sale debt securities	99	(60)	1,619	(385)
Net gains from marketable securities and other investments	(124)	(107)	(342)	(344)
Deferred income taxes	(43,333)	—	(43,063)	—
Tax benefit from employee stock options	5,154	2,999	14,203	25,963
Gain on foreign exchange transactions	(112)	539	(665)	(3,568)

Subtotal	307,477	302,678	496,777	488,129

Changes in operating assets and liabilities:
Accounts receivable	165,950	144,691	(51,122)	(49,007)
Prepaid expenses and other current assets	12,362	9,393	(7,046)	(15,530)
Accounts payable	(6,139)	(26,240)	25,858	19,319
Accrued compensation and related liabilities	10,275	8,285	(14,171)	(4,990)
Deferred revenue	(42,716)	(50,766)	(9,501)	(25,675)
Income taxes payable	168,682	84,994	200,023	111,700
Other current liabilities	(38,700)	180	68,821	83,941

Total changes in operating assets and liabilities	269,714	170,537	212,862	119,758

Net cash provided by operating activities of continuing operations	577,191	473,215	709,639	607,887
Net cash used in operating activities of discontinued operations	—	(192)	(878)	(973)

Net cash provided by operating activities	577,191	473,023	708,761	606,914

Cash flows from investing activities:
Purchases of available-for-sale debt securities	(685,709)	(1,945,047)	(2,028,769)	(3,025,049)
Liquidation and maturity of available-for-sale debt securities	392,351	1,576,839	1,872,883	2,796,947
Net change in funds held for payroll customers’ money market funds and other cash equivalents	(30,346)	52,626	(38,191)	77,185
Purchases of property and equipment	(18,765)	(38,506)	(56,330)	(85,708)
Proceeds from sale of property	3,151	—	3,151	—
Change in other assets	165	2,890	(4,286)	(109)
Net change in payroll customer funds deposits	30,346	41,574	38,191	17,015
Acquisitions of businesses and intangible assets, net of cash acquired	—	73	(4,156)	(120,737)

Net cash used in investing activities of continuing operations	(308,807)	(309,551)	(217,507)	(340,456)
Proceeds from the sale of discontinued operations, net of closing costs	—	—	9,619	—

Net cash used in investing activities	(308,807)	(309,551)	(207,888)	(340,456)

Cash flows from financing activities:
Change in long-term obligations	(2,805)	(587)	(3,049)	(11,144)
Net proceeds from issuance of common stock under stock plans	37,035	18,334	97,405	104,890
Purchase of treasury stock	(216,456)	(250,374)	(500,667)	(511,501)

Net cash used in financing activities	(182,226)	(232,627)	(406,311)	(417,755)

Effect of exchange rates on cash and cash equivalents	(371)	(198)	493	57

Net increase (decrease) in cash and cash equivalents	85,787	(69,353)	95,055	(151,240)
Cash and cash equivalents at beginning of period	36,566	87,955	27,298	169,842

Cash and cash equivalents at end of period	$122,353	$18,602	$122,353	$18,602

Table E1
INTUIT INC.
RECONCILIATION OF GUIDANCE FOR NON-GAAP FINANCIAL MEASURES
TO PROJECTED GAAP REVENUE, OPERATING INCOME, AND EPS
(All Figures Except GAAP EPS Exclude Intuit Information Technology Solutions)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ending July 31, 2005
	Non-GAAP				GAAP
	Range of Estimate				Range of Estimate
	From	To	Adjustments		From	To
Revenue	$270,000	$285,000	$—		$270,000	$285,000
Operating loss	(45,000)	(35,000)	(6,500)	[a]	(51,500)	(41,500)
Diluted loss per share	$(0.12)	$(0.09)	$—	[b]	$(0.12)	$(0.09)
Shares	180,000	183,000	—		180,000	183,000

	Twelve Months Ending July 31, 2005
	Non-GAAP				GAAP
	Range of Estimate				Range of Estimate
	From	To	Adjustments		From	To
Revenue	$2,005,000	$2,020,000	$—		$2,005,000	$2,020,000
Operating income	535,000	545,000	(26,800)	[c]	508,200	518,200
Diluted earnings per share	$1.96	$1.99	$0.06	[d]	$2.02	$2.05
Shares	189,000	194,000	—		189,000	194,000

[a]	Reflects estimated adjustments for amortization of purchased software of approximately $2.5 million and amortization of purchased intangible assets of approximately $4.0 million.

[b]	Reflects the adjustments in item [a], income tax expense related to these adjustments and estimated net income from discontinued operations of $4.0 million.

[c]	Reflects estimated adjustments for amortization of purchased software of approximately $10.3 million and amortization of purchased intangible assets of approximately $16.5 million.

[d]	Reflects the adjustments in item [c], income tax expense related to these adjustments and estimated net income from discontinued operations of $8.0 million.

The non-GAAP financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not prepared in accordance with GAAP and likely are different from non-GAAP financial measures used by other companies. Intuit’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year.

The reconciliations of the forward-looking non-GAAP financial measures to GAAP in this Table E1 include all information reasonably available to Intuit at the date of this press release. The adjustments in this table are those that management can predict. Intuit’s non-GAAP financial measures exclude acquisition-related charges, discontinued operations and gains and losses on marketable securities. Events that could cause the reconciliation to change include acquisitions and divestitures of businesses, goodwill and other asset impairments and sales of marketable securities.

TABLE E2
INTUIT INC.
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES
TO MOST DIRECTLY COMPARABLE GAAP MEASURES
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended October 31, 2003
	Non-
	GAAP	Adjustments		GAAP
Operating loss	$(79,686)	$(8,974)	[a]	$(88,660)
Diluted loss per share	$(0.24)	$(0.03)	[b]	$(0.27)

	Three Months Ended January 31, 2004
	Non-
	GAAP	Adjustments		GAAP
Operating income	$229,150	$(9,797)	[c]	$219,353
Diluted earnings per share	$0.77	$(0.04)	[d]	$0.73

	Three Months Ended April 30, 2004
	Non-
	GAAP	Adjustments		GAAP
Operating income	$357,058	$(9,506)	[e]	$347,552
Diluted earnings per share	$1.20	$0.13	[f]	$1.33

	Three Months Ended July 31, 2004
	Non-
	GAAP	Adjustments		GAAP
Operating loss	$(28,958)	$(8,353)	[g]	$(37,311)
Diluted loss per share	$(0.06)	$(0.16)	[h]	$(0.22)

	Twelve Months Ended July 31, 2004
	Non-
	GAAP	Adjustments		GAAP
Operating income	$477,564	$(36,630)	[i]	$440,934
Diluted earnings per share	$1.68	$(0.10)	[j]	$1.58

	Three Months Ended October 31, 2004
	Non-
	GAAP	Adjustments		GAAP
Operating loss	$(69,567)	$(7,798)	[k]	$(77,365)
Diluted loss per share	$(0.23)	$(0.01)	[l]	$(0.24)

	Three Months Ended January 31, 2005
	Non-
	GAAP	Adjustments		GAAP
Operating income	$231,933	$(7,611)	[m]	$224,322
Diluted earnings per share	$0.82	$(0.05)	[n]	$0.77

[a]	Reflects adjustments for amortization of purchased software of $3.2 million and amortization of purchased intangible assets of $5.8 million.

[b]	Reflects the adjustments in item [a], an adjustment for net gains on marketable securities of $0.1 million and income tax expense related to these adjustments as well as net loss from discontinued operations of $0.5 million.

[c]	Reflects adjustments for amortization of purchased software of $3.3 million and amortization of purchased intangible assets of $6.5 million.

[d]	Reflects the adjustments in item [c], an adjustment for net gains on marketable securities of $0.1 million and income tax expense related to these adjustments as well as net loss from discontinued operations of $0.5 million.

[e]	Reflects adjustments for amortization of purchased software of $3.3 million and amortization of purchased intangible assets of $6.2 million.

[f]	Reflects the adjustments in item [e], an adjustment for net gains on marketable securities of $0.1 million and income tax expense related to these adjustments. Also reflects an adjustment to exclude the GAAP release of certain tax reserves as well as net loss from discontinued operations of $0.3 million.

[g]	Reflects adjustments for amortization of purchased software of $3.4 million and amortization of purchased intangible assets of $5.0 million.

[h]	Reflects the adjustments in item [g], an adjustment for net gains on marketable securities of $1.4 million and income tax expense related to these adjustments as well as net loss from discontinued operations of $18.7 million.

[i]	Reflects adjustments for amortization of purchased software of $13.2 million and amortization of purchased intangible assets of $23.4 million.

[j]	Reflects the adjustments in item [i], an adjustment for net gains on marketable securities of $1.7 million and income tax expense related to these adjustments as well as net loss from discontinued operations of $19.9 million.

[k]	Reflects adjustments for amortization of purchased software of $3.4 million and amortization of purchased intangible assets of $4.4 million.

[l]	Reflects the adjustments in item [k], an adjustment for net gains on marketable securities of $0.2 million and income tax expense related to these adjustments. Also reflects an adjustment to exclude certain GAAP tax benefits as well as net loss from discontinued operations of $3.7 million.

[m]	Reflects adjustments for amortization of purchased software of $3.4 million and amortization of purchased intangible assets of $4.2 million.

[n]	Reflects the adjustments in item [m], an adjustment for net gains on marketable securities of $0.1 million and income tax expense related to these adjustments as well as net loss from discontinued operations of $1.6 million.

The non-GAAP financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not prepared in accordance with GAAP and likely are different from non-GAAP financial measures used by other companies. Intuit’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year.

Intuit Facts	Intuit Inc.

Q3/FY05 & FY04	Investor Relations (650) 944-5401

NASDAQ: INTU

Financial Summary
($ millions)

	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual
	Q1 FY04	Q2 FY04	Q3 FY04	Q4 FY04	FY04	Q1 FY05	Q2 FY05	Q3 FY05

Revenue:
Small & Medium Business
QuickBooks Related	$129.9	$201.4	$169.9	$152.7	$653.9	$145.6	$222.3	$196.6
% change YOY	19%	16%	27%	13%	18%	12%	10%	16%
Intuit-Branded Small Business	$59.1	$68.4	$65.1	$66.9	$259.6	$66.7	$75.1	$71.0
% change YOY	29%	10%	10%	12%	14%	13%	10%	9%

Tax
Consumer Tax	$5.2	$130.0	$344.7	$10.1	$490.0	$5.0	$141.1	$419.0
% change YOY	-15%	36%	10%	19%	16%	-3%	9%	22%
Professional Tax	$6.9	$156.8	$82.5	$5.7	$251.9	$7.4	$150.6	$99.8
% change YOY	7%	4%	3%	-9%	3%	7%	-4%	21%

Other Businesses	$38.2	$76.8	$47.6	$36.9	$199.5	$41.2	$73.5	$63.1
% change YOY	-9%	4%	6%	16%	4%	8%	-4%	32%

Total Revenue	$239.3	$633.4	$709.8	$272.3	$1,854.9	$266.0	$662.6	$849.5
% change YOY	14%	14%	12%	13%	13%	11%	5%	20%

GAAP Operating Income	$(88.7)	$219.4	$347.6	$(37.3)	$440.9	$(77.4)	$224.3	$426.1
Non-GAAP Operating Income[A]	$(79.7)	$229.2	$357.1	$(29.0)	$477.6	$(69.6)	$231.9	$433.4
Non-GAAP Operating Margin %[A]	NA	36%	50%	NA	26%	NA	35%	51%

Interest and Other Income	$7.5	$7.2	$4.8	$11.4	$30.8	$4.0	$3.1	$5.8

GAAP EPS	$(0.27)	$0.73	$1.33	$(0.22)	$1.58	$(0.24)	$0.77	$1.61
Non-GAAP EPS[A]	$(0.24)	$0.77	$1.20	$(0.06)	$1.68	$(0.23)	$0.82	$1.55

Basic Share Count	198.7	197.7	194.5	190.9	195.5	188.3	186.3	183.4

Fully Diluted Share Count	NA	203.4	198.7	NA	200.1	NA	190.1	186.9

Non-GAAP Tax Rate[A]	34%	34%	34%	34%	34%	34%	34%	34%

Corporate Metrics

	Q3/04	FYE/04	Q3/05
Capital Expenditure	$38.5M	$117.7M	$18.8M

Depreciation	$18.7M	$77.5M	$32.6M

Common Stock Outst.	192.0M	190.1M	181.9M

Full Time Employees	6,851	6,611	7,019

Portfolio and Segment Composition

Small & Medium Business

QuickBooks Related
QuickBooks Software
Financial Supplies
QuickBooks Standard Payroll
QuickBooks Enhanced Payroll
QuickBooks Enhanced Payroll Plus
Point of Sale
QuickBooks Support Programs
Innovative Merchant Solutions

Intuit-Branded Small Business
Complete Payroll
QuickBooks Assisted Payroll
Premier Payroll
Information Technology Solutions
Intuit Construction Business Solutions
Intuit Real Estate Solutions (MRI)
Intuit Distribution Management Solutions (Eclipse)

Tax

Consumer Tax
TurboTax

Professional Tax
ProSeries
Lacerte

Other

Other Businesses
Quicken
Canada/UK

[A]	These are non-GAAP financial measures. See tables B1, B2, E1 and E2 of accompanying press release for GAAP reconciliations.

Note: All amounts exclude information related to Intuit Public Sector Solutions, which we divested in December 2004.

 1

Intuit Facts	Intuit Inc.

Investor Relations (650) 944-5401
NASDAQ: INTU

Business Metrics

Units in thousands, except where noted	Q3/FY03	Q4/FY03	FY03	Q1/FY04	Q2/FY04	Q3/FY04	Q4/FY04	FY04	Q1/FY05	Q2/FY05	Q3/FY05

QuickBooks Related[B]

Basic, Pro and Simple Start	283	215	998	163	262	312	205	942	152	318	325
Premier units	35	35	122	26	62	60	44	192	32	67	53
Enterprise units	1	1	4	1	1	1	2	5	2	3	3

Total QuickBooks software units sold	319	251	1,124	190	325	373	251	1,139	186	388	381

Net increase in Quickbooks software subscriptions[C]	2	2	7	1	3	4	2	10	5	54	45

Total Quickbooks software units and increase in subscriptions[C]	321	253	1,131	191	328	377	253	1,149	191	442	426

Total Quickbooks software subscription customers[C]	9	11	11	12	15	19	21	21	26	80	125

Sell Thru Channel Mix [D]
% of dollars at retail	55%	47%	54%	59%	49%	48%	53%	51%	62%	47%	49%

QuickBooks Retail Share[E]
Unit share FYTD	82%	82%	82%	78%	82%	83%	83%	83%	83%	86%	88%
Dollar share FYTD	89%	89%	89%	85%	89%	90%	91%	91%	89%	90%	92%

QuickBooks do-it-yourself payroll (customers)	711	739	739	753	776	806	807	807	816	837 [F]	844

Intuit-Branded Small Business (selected)

Payroll Customers
Premier	25	24	24	24	23	22	21	21	20	19	17
Branded Outsourced (Assisted & Complete)	41	43	43	45	48	50	51	51	51	53	54

Total Payroll Customers	66	67	67	69	71	72	72	72	71	72	71

Consumer Tax[B]

Federal TurboTax (millions)
Desktop units retail	2.1	NM	4.2	NM	2.4	2.3	NM	4.7	NM	2.6	2.7
Desktop units direct	0.9	NM	1.9	NM	1.2	0.5	NM	1.7	NM	1.1	0.6
Web units paid	2.1	0.1	2.4	NM	0.4	2.4	NM	2.8	NM	0.6	2.7
Free File Alliance	1.2	NM	1.3	NM	0.1	0.6	NM	0.7	NM	0.4	1.8

Total TurboTax federal units	6.3	0.1	9.8	NM	4.1	5.8	NM	9.9	NM	4.7	7.8

TurboTax Efile returns (millions)	11.0	0.2	12.3	NM	1.3	11.6	0.2	13.1	NM	1.8	14.4

Sell-Thru Channel Mix[E]
% of dollars at retail	32%	NM	36%	NM	51%	30%	NM	36%	NM	55%	26%

Federal TurboTax retail share[G]
Unit share FYTD	71%	71%	71%	NM	71%	72%	72%	72%	NM	75%	79%
Dollar share FYTD	79%	79%	79%	NM	81%	82%	82%	82%	NM	81%	85%

Professional Tax
Professional Tax units	7	NM	96	NM	90	7	NM	97	NM	94	12
Efile returns (millions)	8.0	0.2	8.7	0.2	0.6	12.7	0.4	13.9	0.7	0.7	15.6

[B]	Sales to end users (sell-through) by Intuit and via retailers and distributors for which Intuit relies on reports from these merchants. These numbers include estimates, including estimates of sales by merchants who do not report sales to Intuit.

[C]	Includes QuickBooks Online Edition, QuickBooks Pro and QuickBooks Premier from Enhanced Payroll Plus subscription units.

[D]	Estimate based on subset of retailers reporting.

[E]	Sources: NPD Group Monthly Retail Software Report through December 2004 for FY03 and FY04, and NPD Group Weekly Retail Software reports for January 2005.

[F]	Customer number has been revised for Q2/FY05.

[G]	Sources: NPD Group Monthly Retail Software Report through December 2004 for FY03 and FY04, and NPD Group Weekly Retail Software reports for January 2005 as adjusted by Intuit estimates.

 2

Intuit Facts	Intuit Inc.

FY05 Financial Outlook[H], [I]	Investor Relations (650) 944-5401

NASDAQ: INTU

Guidance
($ millions)

	Guidance	Guidance	Actual
	Q4 FY05	FY05	FY04

Revenue:
Small & Medium Business
QuickBooks Related			$653.9
% change YOY		10%-14%	18%
Intuit-Branded Small Bus.			$206.9
% change YOY		6%-12%	11%

Tax
Consumer Tax			$490.0
% change YOY		15%-16%	16%
Professional Tax			$251.9
% change YOY		4%-5%	3%

Other Businesses			$199.5
% change YOY		5-10%	4%

Total Revenue	$270-$285	$2,005-$2,020	$1,802.2
% change YOY	5%-10%	11%-12%	13%

Non-GAAP Operating Income[A]	$(45)-$(35)	$535-$545	$453.1
Non-GAAP Operating Margin %[A]		26%-28%	25%
GAAP Operating Income	$(52)-$(42)	$508-$518	$419.5

Non-GAAP EPS[A]	$(0.12)-$(0.09)	$1.96-$1.99	$1.59
GAAP EPS[J]	$(0.12)-$(0.09)	$2.02-$2.05	$1.58

Basic Share Count	180-183	185-190	195.5

Fully Diluted Share Count		189-194	200.1

Non-GAAP Tax Rate[A]	34%	34%	34%

Portfolio and Segment Composition

Small & Medium Business

QuickBooks Related
QuickBooks Software
Financial Supplies
QuickBooks Standard Payroll
QuickBooks Enhanced Payroll
QuickBooks Enhanced Payroll Plus
Point of Sale
QuickBooks Support Programs
Innovative Merchant Solutions

Intuit-Branded Small Business
Complete Payroll
QuickBooks Assisted Payroll
Premier Payroll
Intuit Construction Business Solutions
Intuit Real Estate Solutions (MRI)
Intuit Distribution Management Solutions (Eclipse)

Tax

Consumer Tax
TurboTax

Professional Tax
ProSeries
Lacerte

Other

Other Businesses
Quicken
Canada/UK

[H]	All of the numbers provided in the table entitled “Guidance,” other than those under the heading” FY04” are forward-looking statements. Please see “Cautions About Forward-Looking Statements” in the pages accompanying this fact sheet for important information to assess when evaluating these statements.

[I]	Excludes results of Intuit Information Technology Solutions (ITS). The figures in the Actual FY04 column exclude $52.6 million in ITS revenue, $24.5 million in ITS non-GAAP operating income, $21.5 million in ITS GAAP operating income and $0.08 non-GAAP EPS.

[J]	In accordance with accounting rules, GAAP EPS includes ITS for all periods presented.

Cautions About Forward-Looking Statements
This Fact Sheet contains forward-looking statements, including forecasts of our expected financial results. All of the numbers provided in the table entitled “Guidance” other than under the heading “Actual FY04” are forward-looking statements. A number of risks and uncertainties may cause our actual results to differ materially from our expressed expectations. Some of the important factors that could cause our results to differ include the following: our revenue, profitability and market position can be negatively impacted in an unpredictable manner due to product introductions and price competition from our competitors, including competition from Microsoft, which recently announced its intention to target small business customers with accounting software and associated services, and governmental encroachment in our tax businesses; our participation in the Free File Alliance may result in lost revenue due to potential customers filing free federal returns and electing not to pay for state filing or other services and cannibalization of our traditional paid franchise; our revenue and earnings are highly seasonal and the timing of our revenue between quarters is difficult to predict which may cause significant quarterly fluctuations in our financial results; predicting tax-related revenues is challenging due to the heavy concentration of activity in a short time period; revenue growth for some of our products is slowing and we must successfully introduce new products and services to meet our growth and profitability objectives; our new product offerings may not succeed or they may negatively impact our profitability if customers elect to purchase lower-priced simplified offerings instead of our higher priced offerings; we have implemented new information systems and any problems with these new systems could interfere with our ability to ship and deliver products and gather information to effectively manage our business; litigation involving intellectual property, antitrust, shareholder and other matters may increase our costs; and our failure to maintain reliable and responsive service levels for our offerings could cause us to lose customers and negatively impact our revenues and profitability. More details about these and other risks that may impact our business are included in our Form 10-K for fiscal 2004 and in subsequent Form 10-Q, and other SEC filings. You can locate these reports through our website at http://www.intuit.com/about_intuit/investors. We do not undertake any duty to update the information in this Fact Sheet except as otherwise required by law.

 3